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                                                                    EXHIBIT 23.1

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1998 included in NEXTLINK Communications, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Seattle, Washington

May 29, 1998